EXHIBIT 10.1

                         MODIFICATION AGREEMENT RELATING
                           TO REIMBURSEMENT AGREEMENTS

     Modification Agreement Relating to Reimbursement Agreements (this "Amendment"), dated effective as of May 1, 2000, between NEOSE TECHNOLOGIES, INC. (the "Borrower"), a corporation organized and existing under the laws of the state of Delaware, and HUDSON UNITED BANK, JEFFERSON BANK DIVISION, successor to JEFFERSON BANK (the "Bank"), a banking institution organized and existing under the laws of the Commonwealth of Pennsylvania.

                                   WITNESSETH:

     A. The Borrower and the Bank are parties to a certain Reimbursement Agreement dated as of March 1, 1997 entered into with regard to Montgomery County Industrial Development Authority's $1,000,000 Variable Rate Demand Revenue Bonds (Neose Technologies, Inc. Project), Series A of 1997 (the "Series A Reimbursement Agreement").

     B. The Borrower and the Bank are also parties to a certain Reimbursement Agreement dated as of March 1, 1997 entered into with regard to Montgomery County Industrial Development Authority's $8,400,000 Federally Taxable Variable Rate Demand Revenue Bonds (Neose Technologies, Inc. Project), Series B of 1997 (the "Series B Reimbursement Agreement", and together with the Series A Reimbursement Agreement, the "Reimbursement Agreements").

     C. The Borrower has requested that the Reimbursement Agreements be amended to modify certain financial covenants, and the parties have agreed to modify the Reimbursement Agreements for those purposes on the terms and conditions hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Reimbursement Agreements are used herein as therein defined.

     2. Amendments to Reimbursement Agreements.

          (a) The Series A Reimbursement Agreement is hereby amended as follows:

               (i)  Section 6.22 is amended and restated as follows:

               The Borrower will at all times maintain a "working capital position", as defined in accordance with GAAP, of an amount equal to at least two (2) times the amount of the outstanding principal on the Bonds. Unrestricted Cash, as such phrase is defined in
               Section 6.20 of the Series B Reimbursement Agreement, plus amounts held in the Bank's Pledge Account B, created under the Series B Reimbursement Agreement, may be included by the Borrower and its accountants in determining the Borrower's "working capital position." If the Borrower decides to comply with the provisions of Section 6.20 (c) of the Series B Reimbursement Agreement, upon the Borrower's compliance thereof to the satisfaction of the Bank, this covenant shall no longer be operative.


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          (b)  The Series B Reimbursement Agreement is hereby amended as follows:

               (i) Section 6.20 (a) is amended and restated as follows:

               The Borrower shall maintain all of its investment accounts, up to a maximum aggregate amount of $50,000,000 with the Custodial Bank. The Borrower shall maintain in such investment accounts created with the Custodial Bank a combined total of its unencumbered cash and liquid short term investments (investments with a remaining maturity of less than three years) ("Unrestricted Cash") in an amount which shall have a fair market value equal to at least two (2) times the amount of the outstanding principal on the Bonds. If the value of the Unrestricted Cash held by the Custodial Bank, from time to time, shall fall below a fair market value equal to two (2) times the amount of the outstanding principal on the Bonds (but not less than one and one-half (1 1/2) times the amount of the outstanding principal on the Bonds) the Custodial Bank, shall, in accordance with the Custodial Bank Agreement, immediately transfer an amount of the Unrestricted Cash, with a fair market value equal to fifty percent (50%) of the Letter of Credit Amount at that time, to the Bank, for deposit into the "Bank's Pledge Account B" which is hereby created. If the total fair market value of the Unrestricted Cash, together with the funds held in the Bank's Pledge Account B shall, from time to time be valued at a fair market value equal to less than one and one- half (1 1/2 ) times the amount of the outstanding principal on the Bonds, the Custodial Bank shall, in accordance with the Custodial Bank Agreement, immediately transfer an amount of Unrestricted Cash to the Bank for deposit into the Bank's Pledge Account B, so that the value of the total amount held in the Bank's Pledge Account B shall have a fair market value equal to one hundred percent (100%) of the Letter of Credit Amount at that time.

               (ii) Section 6.20(b) is amended and restated as follows:

               If, from time to time, after the transfer or transfers of Unrestricted Cash to the Bank's Pledge Account B described in (a) above, the Borrower is able to provide additional Unrestricted Cash to the Custodial Bank in: (i) an amount so that the fair market value of the Unrestricted Cash held by the Custodial Bank together with the funds held in the Bank's Pledge Account B shall have a fair market value equal to at least one and one-half (1 1/2 ) times the amount of the outstanding principal on the Bonds, but less than two (2) times the amount of the outstanding principal on the Bonds, the Bank shall transfer an amount of the funds held in the Bank's Pledge Account B to the Custodial Bank, in order that the funds remaining in the Bank's Pledge Account B shall have a fair market value equal to fifty percent (50%) of the Letter of Credit Amount at that time; or (ii) an amount so that the fair market value of the Unrestricted Cash held by the Custodial Bank together with the funds held in the Bank's Pledge


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               Account B shall have a fair market value equal to at least two
               (2) times the amount of the outstanding principal on the Bonds, the Bank shall transfer the entire amount of funds held in the Bank's Pledge Account B to the Custodial Bank.

               (iii) Section 6.22 is amended and restated as follows:

               The Borrower will at all times maintain a "working capital position", as defined in accordance with GAAP, of an amount at least equal to two (2) times the amount of the outstanding principal on the Bonds. Unrestricted Cash plus amounts held in the Bank's Pledge Account B may be included by the Borrower and its accountants in determining the Borrower's "working capital position." If the Borrower decides to comply with the provisions of Section 6.20(c) hereof, upon the Borrower's compliance thereof to the satisfaction of the Bank, this covenant shall no longer be operative.

     3. Incorporation of Reimbursement Agreements. The parties acknowledge and agree that this Amendment is incorporated into and made part of the Reimbursement Agreements, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, continue unchanged and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Reimbursement Agreements, the terms and provisions hereof shall control.

     4. Miscellaneous.

        (a) The headings of any paragraphs of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

        (b) No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against which enforcement is sought.

        (c) In the event that any one or more of the provisions contained in this Amendment shall be found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        (d) This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     Borrower:

                                     NEOSE TECHNOLOGIES, INC.


                                     By: /s/ P. Sherrill Neff
                                         ---------------------------------------

                                     Title: President and COO
                                            ------------------------------------



                                     Bank:

                                     HUDSON UNITED BANK, JEFFERSON BANK DIVISION

                                     By: /s/ Kenneth R. Frappier
                                         ---------------------------------------

                                     Title: Senior Vice President
                                            ------------------------------------